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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549




                                   FORM 8-K

                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934



Date of report (Date of earliest event reported):  July 7, 1998
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                           Sierra Pacific Resources
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            (Exact Name of Registrant as Specified in its Charter)



     Nevada                       0-508                           88-0044418
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(State or Other           (Commission File Number)              (IRS Employer
Jurisdiction of                                              Identification No.)
Incorporation)



P.O. Box 10100 (6100 Neil Road), Reno, Nevada                      89511
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(Address of Principal Executive Offices)                         (Zip Code)



Registrant's telephone number, including area code:   (702) 834-3600
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                                      N/A
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         (Former Name or Former Address, if Changed Since Last Report)

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Item 5.  Other Events

         On July 7, 1998, Sierra Pacific Resources and Nevada Power Company issued a press release announcing the filing of a joint merger application with the Public Utilities Commission of Nevada for approval of their proposed merger.

         A copy of the press release, dated July 7, 1998, relating to the above described filing is attached as Exhibit 99.1 hereto.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

(a)      Financial Statements of Business Acquired.  Not applicable.

(b)      Pro Forma Financial Information.  Not applicable.

(c)      Exhibits

99.1 Press Release, dated July 7, 1998

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                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  July 7, 1998                Sierra Pacific Resources
                                         (Registrant)

                                    By:  /s/        Mark A. Ruelle
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                                                     (Signature)
                                                    Mark A. Ruelle
                                                Senior Vice President
                                         Chief Financial Officer and Treasurer
                                             (Principal Financial Officer)
                                             (Principal Accounting Officer)

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                                 EXHIBIT INDEX
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Exhibit No.
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99.1 Press Release, dated July 7, 1998



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